ING Mutual Funds

ING Foreign Fund (“Fund”)

Supplement dated April 1, 2010

to the Class A, Class B, Class C, Class I and Class W Prospectus (“Prospectus”),

and the Class A, Class B, Class C, Class I, Class O, Class Q and Class W

Statement of Additional Information (“SAI”)

each dated February 26, 2010

IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On March 25, 2010, the Board of Trustees of ING Mutual Funds approved a change in the sub-adviser for the Fund from Artio Global Management LLC to ING Investment Management Advisors B.V. (“IIMA”) and subsequent changes to the Fund’s principal investment strategies. A proxy statement is expected to be mailed to shareholders on or about May 6, 2010 detailing these changes and a shareholder meeting is scheduled to take place on or about June 29, 2010. If shareholders approve the change in sub-adviser, it is expected that IIMA will begin managing the Fund on or about June 30, 2010.

If shareholder approval is obtained the Prospectus and SAI are revised as follows:

1.                                       Effective June 30, 2010 the first sentence in the first paragraph in the section entitled “Principal Investment Strategies” on page 2 of the summary section of the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund invests primarily in equity securities of companies in the United States and foreign countries.

2.                                       Effective June 30, 2010 the last paragraph in the section entitled “Foreign Fund — Non-Fundamental Investment Policies” found on page 68 of the SAI will be deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE